Filed pursuant to Rule 497(a)

Registration No. 333-212142

Rule 482ad

Ares Capital Corporation
$750,000,000
3.500% Notes due 2023

PRICING TERM SHEET
August 7, 2017

The following sets forth the final terms of the 3.500% Notes due 2023 and should only be read together with the preliminary prospectus supplement dated August 7, 2017, together with the accompanying prospectus dated August 4, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus.  In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus.  Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus.  All references to dollar amounts are references to U.S. dollars.

Issuer	Ares Capital Corporation

Security	3.500% Notes due 2023

Ratings*	BBB/BBB (Stable/Stable) (S&P/Fitch)

Aggregate Principal Amount Offered	$750,000,000

Maturity	February 10, 2023, unless earlier repurchased or redeemed

Trade Date	August 7, 2017

Price to Public (Issue Price)	99.921%

Coupon (Interest Rate)	3.500%

Yield to Maturity	3.516%

Spread to Benchmark Treasury	+170 basis points

Benchmark Treasury	1.875% due July 31, 2022

Benchmark Treasury Price and Yield	100-09 / 1.816%

Interest Payment Dates	February 10 and August 10, commencing February 10, 2018

Make-Whole Redemption

Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•                  100% of the principal amount of the notes to be redeemed, or

•                  the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 30 basis points; provided, however, that if Ares Capital redeems any Notes on or after January 10, 2023 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Change of Control	Holders have the right to require Ares Capital to repurchase the notes at 100% of their principal amount plus accrued and unpaid interest, if any, in the event of a change of control repurchase event.

Settlement Date	August 10, 2017 (T+3)

Denomination	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP	04010LAU7

ISIN	US04010LAU70

Joint Book-Running Managers	Merrill Lynch, Pierce, Fenner & Smith Incorporated J.P. Morgan Securities LLC SunTrust Robinson Humphrey, Inc. RBC Capital Markets, LLC

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Ares Capital and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed.  The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission.  The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  Copies of the Preliminary Prospectus may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC  28255-0001, Attn: Prospectus Department, or email dg.prospectus_requests@baml.com; or J.P. Morgan Securities LLC, 383 Madison Avenue, New York NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533.